UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

CALCASIEU REAL ESTATE AND OIL CO., INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CALCASIEU REAL ESTATE AND OIL CO., INC.

POST OFFICE BOX 899

LAKE CHARLES, LOUISIANA 70602

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The annual meeting of the stockholders of Calcasieu Real Estate & Oil Co., Inc., (the “Company”) will be held at Bank One, Third Floor, One Lakeside Plaza, Lake Charles, Louisiana 70601, April 15, 2004, at 11:00 a.m., to:

1.    Fix the number of directors at ten and elect directors.

2.    Transact such other business as may properly come before the meeting.

Only stockholders of record at the close of business on February 18, 2004, are entitled to notice of and to vote at the meeting.

Lake Charles, Louisiana

February 20, 2004

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Charles D. Viccellio	/s/ Arthur Hollins, III

Charles D. Viccellio Vice President & Secretary	Arthur Hollins, III President

PLEASE DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. NO ADDITIONAL POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL BE APPRECIATED.

CALCASIEU REAL ESTATE AND OIL CO., INC.

POST OFFICE BOX 899

LAKE CHARLES, LOUISIANA 70602

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD

APRIL 15, 2004

GENERAL

The accompanying proxy is solicited on behalf of the Board of Directors of Calcasieu Real Estate and Oil Co., Inc. (the “Company”) for use at the Annual Meeting of Stockholders to be held April 15, 2004, at the time and place and for the purposes set forth in accompanying Notice of Meeting. The date of this Proxy Statement is February 20, 2004.

The shares represented by any proxy in the enclosed form, if it is properly executed and received at or prior to the meeting, will be voted in accordance with the specifications made thereon. Proxies received, on which no specification is made, will be voted for setting the number of directors at ten and for election as directors the ten nominees named herein. Proxies are revocable by written notice to the Secretary at any time prior to their exercise and will be deemed revoked by attendance and voting at the meeting.

On the record date there were 1,942,495 outstanding shares of the Corporation’s Common Stock. Each stockholder of record February 18, 2004 is entitled to one vote for each share of common stock held by such stockholder on that date. A majority of outstanding shares must be present or represented by proxy at the Annual Meeting in order to have a quorum. Directors of the Corporation are elected by a plurality of the votes cast by the shares present in person or by proxy at the Annual Meeting and entitled to vote. For any other matter which may properly come before the meeting, approval is obtained if the votes cast in favor exceed the votes cast in opposition.

Votes cast by proxy or in person will be tabulated by the Inspector of Elections appointed for the meeting and such Inspector will determine if a quorum is present. Abstentions will be treated as present for purposes of determining a quorum but unvoted for purposes of determining approval of a matter submitted for a vote. If a broker indicates it does not have discretionary authority as to certain shares, these will not be considered as present.

All expenses of preparing, printing and mailing the proxy and all materials used in solicitation will be borne by the Company. Proxies may also be solicited in person or by telephone or fax by directors, officers and other employees of the Company, none of whom will receive additional compensation for such services. The Company will also request brokerage houses, custodians and nominees to forward these materials to the beneficial owners of the stock held of record by them and pay the reasonable expenses of such persons for forwarding the material.

Only stockholders of record at the close of business on February 18, 2004, are entitled to notice of and to vote at the meeting. On that date, the Company had outstanding 1,942,495 shares of common stock, each of which is entitled to one vote.

ELECTIONS OF DIRECTORS

The Articles of Incorporation of the Company provide that the number of directors shall be not less than five nor more than fifteen. The exact number will be determined by the vote of the stockholders, and a resolution will be offered at the meeting to fix the number of directors at ten.

Each director will hold office for one year and until his successor is elected and qualified. It is the intention of the persons named in the accompanying proxy to vote in favor of the resolution fixing the number of directors at ten and in favor of the election of the ten nominees named below. If any nominee becomes unavailable for any reason, the shares represented by the proxies will be voted for such person, if any, as may be designated by the Board of Directors. Management has, however, no reason to believe that any nominee will be unavailable.

At the 2003 annual meeting of stockholders, 1,435,023 shares, or 73.4% of the 1,955,044 shares outstanding, voted. In excess of 99.8% of the shares cast were voted for election of each nominee for director.

The information set forth below as to age, principal occupation or employment, and amount and nature of beneficial ownership of common stock of the Company has been furnished by each nominee for election. Unless otherwise indicated, (i) all nominees have been with the same organization in essentially the same position as listed below for the past five years, and (ii) the nominees own, with sole voting and investment power, the shares listed. No one owns 5% or more of the outstanding common stock.

Mr. Henry C. Alexander who has served as a Director since 1979 has requested that he not be nominated for re-election to the Board due to health reasons.

Name and Age	Occupation and other Directorships	Director Since	Shares Beneficially Owned	Percent of Class
Henry C. Alexander – 67	Director of Sweetlake Land & Oil Co., Inc., North American Land Co., Inc., H. G. Chalkley & Sons, Inc. and Lacassine Co., Inc.	1979	62,400 (4)(9)	3.21%

Name and Age	Occupation and other Directorships	First Elected Director	Shares Beneficially Owned	Percent of Class

William D. Blake – 71	President of Lacassane Co., Inc., & Howell Industries, Inc.; Director of Sweetlake Lane & Oil Co., Inc.; Manager of Blake Brothers, L.L.C.	1966	59,036 (1)(2)	3.04%

Troy A. Freund – 76	Petroleum Geologist, individual proprietor	1984	7,863.40%

Arthur Hollins, III – 73	President & Chief Executive Officer of Calcasieu Real Estate & Oil Co., Inc. and Manager of PBA Properties, L.L.C.	1974	49,477 (2)(3)	2.54%

Laura A. Leach – 64	Chairman of the Board and Secretary-Treasurer and Director of Sweetlake Land & Oil Co., Inc. and North American Land Co., Inc.; Secretary-Treasurer of H. G. Chalkley & Sons, Inc.; Director of Lacassane Co., Inc.	1996	69,434 (4)(5) (9)	3.57%

Frank O. Pruitt – 75	President of PWK Timberland Corp.	1981	18,300 (6)	.94%

B. James Reaves, III – 69	Private investor, oil and gas; estate management; Director of Lacassane Co., Inc.	1986	21,600 (7)	1.11%

Mary Watkins Savoy – 64	Private Investments	1998	17,158.88%

Michael P. Terranova – 52	Partner in Terranova & Prejean, Certified Public Accountants and Director of Rett Realty, Inc.		500.03%

Name and Age	Occupation and other Directorships	First Elected Director	Shares Beneficially Owned	Percent of Class

Charles D. Viccellio – 70	Partner in Stockwell, Sievert, Viccellio, Clements & Shaddock, L.L.P., attorneys.	1996	15,450 (2)	.79%

Mary Leach Werner – 36	Vice-President and Director of North American Land Co., Inc.		12,476 (5)(8)	.64%

All Directors and Officers as a Group (10 persons)			260,044	13.37%

(1)	Includes 3,450 shares owned by Mr. Blake’s wife and 3,825 shares held in trusts for which Mr. Blake or his wife serve as trustee of co-trustee. Includes 550 shares owned by a corporation of which Mr. Blake is a Director. Mr. Blake disclaims ownership of these shares.

(2)	Mr. Hollins is President of the Company, Mr. Viccellio is its Vice-President and Secretary and Mr. Blake is its Vice-President and Treasurer.

(3)	Includes 34,238 shares owned by Mr. Hollins’ children and former spouse, that Mr. Hollins has power to vote pursuant to an understanding. Mr. Hollins disclaims beneficial ownership of these shares. Includes 1,000 shares owned by a L.L.C. of which Mr. Hollins is Manager.

(4)	Includes 11,250 shares owned by corporations of which Mrs. Leach and Mr. Alexander are directors.

(5)	Mrs. Leach is the mother of Mrs. Werner.

(6)	Includes 2,900 shares owned by Mr. Pruitt’s wife and 1,450 shares owned by a trust of which Mr. Pruitt’s wife is trustee. Mr. Pruitt disclaims ownership of these shares.

(7)	Includes 15,850 shares owned by a L.L.C. of which Mr. Reaves is managing partner and 2,000 shares owned by two trusts for which Mr. Reaves is trustee and disclaims ownership.

(8)	Includes 10,700 shares owned by a corporation of which Mrs. Werner is an officer and director.

(9)	Mr. Alexander and Mrs. Leach are brother and sister.

Directors Alexander, Freund, Leach, Pruitt, Reaves, Savoy as well as nominees Terranova and Werner are all “independent directors” per the requirements of the American Stock Exchange and meet the additional independence standards for Audit Committee members per SEC rule 10A-3 governing audit committees.

COMMITTEES

The Board of Directors has standing Audit, Compensation and Nominating Committees.

The Audit Committee presently consists of Directors Pruitt (Chairman), Alexander, Leach, and Reaves. Each member of the Audit Committee meets financial literacy requirements. The Committee does not currently have a member who meets the definition of “audit committee financial expert” as defined by the Securities and Exchange Commission because it has not determined that any of its independent directors meet the qualifications for that designation. The Company believes that Mr. Terranova will meet these qualifications and will be designated as such by the Board of Directors. The Audit Committee’s primary duties and responsibilities are to: (1) appoint the Company’s independent auditors and determine their compensation; (2) serve as an independent and objective party to monitor the Company’s compliance with legal and regulatory requirements and the Company’s financial reporting, disclosure controls and procedures and internal controls and procedures; (3) review, evaluate and oversee the audit efforts of the Company’s independent auditors and internal auditor; (4) provide an open avenue of communication among the independent auditors, internal auditor and the Board of Directors; and (5) prepare the Audit Committee Report required to be included in the Company’s annual proxy statement. The Audit Committee’s charter was revised in February, 2004. A copy of the revised charter is attached to this Proxy Statement as Annex A.

The Compensation Committee presently consists of Directors Freund (Chairman), Leach and Reaves. The Committee annually recommends to the Board the amount of salary to be paid each officer that year.

The Nominating Committee presently consists of Directors Alexander (Chairman), Pruitt, Reaves and Savoy. The Committee identifies individuals qualified to become directors and recommends them to the Board for directorships to be filled by the Stockholders of the Company. The Nominating Committee will consider persons recommended by stockholders to become nominees for election as directors. Recommendations for consideration by the Nominating Committee should be sent to the Secretary of the Company in writing together with appropriate biographical information. The Nominating Committee does not have a charter. Each of the members of the Nominating Committee is independent as defined by the American Stock Exchange.

The Committee identifies and evaluates nominees on the basis of their education, business experience, integrity and knowledge of Southwest Louisiana particularly as it relates to land management. Nominees recommended by security holders will be evaluated by the same criteria.

The Nominating Committee has in the past considered potential director candidates suggested by its members, other directors and management. Members of the committee and management have in the past interviewed potential candidates who were not incumbent directors, and the committee has then voted to recommend a slate of nominees to the Board.

There are two new nominees on this year’s proxy. Mr. Terranova was recommended to the Nominating Committee by Mr. Hollins. Mrs. Werner was recommended to the Nominating Committee by Mr. Alexander, who with his sister, Mrs. Leach, own 6.2% of the outstanding shares. Mrs. Leach is Mrs. Werner’s mother. Mr. Alexander is not standing for re-election to the Board. These nominees were selected at a Nominating Committee held in 2004.

Directors, including officers, are paid $400 per board meeting attended and $200 per missed meetings. Committee members are paid $100 per meeting attended and the committee chairman is paid $125 per meeting attended, except the Audit Committee Chairman is paid $400 per committee meeting attended.

The Board allows stockholders to send communications to the Board through it Nominating Committee or its President at the address of the Company.

MEETINGS AND ATTENDANCE

During 2003 the Company held five Board of Directors meetings, four Audit Committee meetings and one Compensation Committee meeting. All directors attended all board meetings except Mr. Blake who attended 60% of the board meetings. All committee members attended all meetings of their respective committees. All directors are expected to attend the annual meeting, although the Company does not have a policy regarding this. All of the directors attended the 2003 annual meeting.

COMPENSATION

Arthur Hollins, III, President & Chief Executive Officer	Year	Salary	Bonus	Other Annual Compensation
	2003	$14,500	0	$2,000
	2002	$12,000	0	$2,000
	2001	$12,000	0	$2,800

The Company has no long-term compensation programs. We have not included a performance graph because (1) the difficulty of determining a peer group; (2) the Company has no annual or long-range compensation programs; and (3) we are exempt as a Small Business Issuer.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Calcasieu Real Estate and Oil Co., Inc. owns an undivided 1/6th interest in approximately 34,000 acres known as Walker Louisiana Properties (land owned in indivision, but jointly managed). Mr. Hollins is Manager of PBA Properties, L.L.C. and Mr. Blake is manager of Blake Brothers, L.L.C., each of which also owns an undivided 1/6th interest in the same property.

Mr. Hollins rents a hunting lease on 160 acres of the Company’s land for $1,600 per year. This same land is part of a farm leased to other persons for agriculture.

Mr. Viccellio’s law firm received $1,581 for legal work performed for the Company in 2003.

LIMITATION OF LIABILITY

Our certificate of incorporation limits the liability of our directors to the maximum extent provided by Louisiana law. Our by-laws provide that we will indemnify our officers and directors and may indemnify our employees and other agents to the fullest extent permitted by law. There is no pending litigation nor are we aware of any threatened litigation involving any of our directors, officers, employees or agents in which indemnification will be required or permitted.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute proxy soliciting materials and should not be deemed filed or incorporated by reference into any other filing by the Corporation under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent specifically incorporated into this proxy statement.

The Audit Committee of the Board of Directors has furnished the following report on the Corporation’s audit procedures and its relationship with its independent accountants for the twelve-month period ending December 31, 2003.

The Audit Committee has reviewed and discussed with the Corporation’s management and McElroy, Quirk & Burch, APC the audited financial statements of the Corporation contained in the Corporation’s Annual Report on Form 10-K for the Corporation’s 2003 fiscal year. The Audit Committee has also discussed with McElroy, Quirk & Burch, APC the matters required to be discussed pursuant to SAS No. 61 (Codification of Statements on Auditing Standards, AU Section 380), which includes, among other items, matters related to the conduct of the audit of the Corporation’s financial statements.

The Audit Committee has received and reviewed the written disclosures and the letter from McElroy, Quirk & Burch, APC required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), and has discussed with McElroy, Quirk & Burch, APC its independence from the Corporation.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Corporation’s Annual Report on Form 10-K for its 2003 fiscal year for filing with the SEC.

AUDIT COMMITTEE

Frank O. Pruitt (Chairman)

Henry C. Alexander

Laura A. Leach

B. James Reaves, III

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

McElroy, Quirk & Burch, Certified Public Accountants, acted as our independent auditors and audited our financial statements for the year ended December 31, 2003. The Audit Committee of the Board has selected McElroy, Quirk & Burch as independent accountants to audit our financial statements for 2004. Representatives of McElroy, Quirk & Burch will attend the annual meeting.

Audit Fees

McElroy, Quirk & Burch fees for the 2003 audit and quarterly reviews, including review of Forms 10-Q, are $16,000, of which $5,400 was billed through December 31, 2003. McElroy, Quirk & Burch fees for the 2002 audit and quarterly reviews was $16,000.

All Other Fees

Aggregate fees for all other services rendered by McElroy, Quirk & Burch for year 2003 were $1,000 and $1,000 for 2002. These were tax fees. There were no other fees in either year. The Audit Committee of our Board of Directors considers these services compatible with maintaining McElroy, Quirk & Burch’s independence.

The Audit Committee is responsible to review and pre-approve both audit and permissible non-audit services to be provided by the independent auditor. This pre-approval duty may be delegated to a designated member of the Audit Committee, provided that any pre-approval given by said delegate must be reported to the Audit Committee at its next regularly scheduled meeting. The Audit Committee’s pre-approval policies and procedures are included within the Audit Committee Charter attached here to as Annex A.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and more than 10% stockholders to file with the Securities and Exchange Commission reports on prescribed forms of their ownership and changes in ownership of Company stock and furnish copies of such forms to the Company. Based solely on a review of the copies of such forms furnished to the Company, or written representations that no Form 5 was required to be filed, the Company believes that during calendar year 2003, no reports were required by Section 16(a) to be filed by the Company’s officers, directors and more than 10% stockholders.

CODE OF ETHICS

The Board of Directors adopted a Code of Ethics for the Company at their meeting held February 13, 2003. A copy of the code is attached to this Proxy Statement as Annex B.

OTHER MATTERS

At the time of the preparation of this Proxy Statement, the Company had not been informed of any matters to be presented by, or on behalf of, the Company or its management, for action at the meeting other than those listed in the notice of meeting and referred to herein. If any other matters come before the meeting or any adjournment thereof, the persons named in the enclosed proxy will vote on such matters according to their best judgment.

A copy of the Company’s Annual Report on Form 10-K as filed with the SEC for 2003 accompanies this Proxy Statement.

Stockholders are urged to sign the enclosed proxy, which is solicited on behalf of the Board of Directors, and return it at once in the enclosed envelope.

STOCKHOLDERS PROPOSALS FOR 2005 ANNUAL MEETING

Proposals of stockholders intended to be included in the proxy materials, including director nominee recommendations, relating to the 2005 annual meeting of stockholders, must be received by the Secretary at Calcasieu Real Estate and Oil Co., Inc., P.O. Box 899, Lake Charles, LA 70602, in proper form, prior to November 1, 2004. If a proposal is not submitted timely, the proxy holders named in the Company’s proxy statement for the 2005 annual meeting of stockholders will have discretionary authority to vote with respect to any such proposal raised at that meeting. The Secretary will forward all director nominee recommendations to the Nominating Committee.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Charles D. Viccellio

Charles D. Viccellio Vice-President and Secretary

Lake Charles, Louisiana

February 20, 2004

ANNEX A

CALCASIEU REAL ESTATE & OIL CO., INC.

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I.    Purpose

The primary function of the Audit Committee (the “Committee”) is to assist the Board of Directors (the “Board”) of Calcasieu Real Estate & Oil Co., Inc. (the “Company”) in fulfilling its oversight responsibilities by overseeing: (a) the controls and other procedures of the Company that are designed to ensure that the information required to be disclosed by the Company in the reports that it files or submits under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission (“disclosure controls and procedures”), including overseeing the preparation of the financial reports and other financial information provided by the Company to any governmental body or the public; (b) the Company’s controls and process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements required to be in conformity with Generally Accepted Accounting Principles as addressed by the Codification of Statements on Auditing Standards, AU Section 319, as in effect from time to time, or any superseding definition or other literature that is issued or adopted by the Public Company Accounting Oversight Board (“internal controls and procedures”); and (c) the Company’s auditing, accounting and financial reporting processes generally as well as the audits of the Company’s financial statements. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels. The committee’s primary duties and responsibilities are to:

•	Serve as an independent and objective party to monitor the Company’s compliance with legal and regulatory requirements and the Company’s financial reporting, disclosure controls and procedures and internal controls and procedures.

•	Appoint the independent auditors and determine their compensation.

•	Review, evaluate and oversee the audit efforts of the Company’s independent auditors and internal auditors.

•	Provide an open avenue of communication among the independent auditors, management, the Board and the internal auditors.

•	Prepare the Audit Committee Report required to be included in the Company’s annual proxy statement.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

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II.    Composition

The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall meet the independence and experience requirements of the rules and regulations of the Securities and Exchange Commission (the “Commission”), and shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. No member of the Committee may serve on the audit committees of more than three public companies unless the Board determines that such service does not, and will not, impair the member’s ability to effectively serve on the Committee and discloses the determination in the Company’s annual proxy statement. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and the Company shall endeavor, to the extent possible, to have at least one member of the Committee who has accounting or financial management experience sufficient to qualify as an “audit committee financial expert” under the rules and regulations the Commission, as such rules are in effect from time to time.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors are duly elected and qualified. Unless a Chairman is elected by the full Board, the members of the Committee may designate a Chairman by majority vote of the full Committee.

III.    Meetings

The Committee shall meet at least quarterly or more frequently as circumstances dictate. The Committee may ask members of management or others to attend any meeting and provide pertinent information as necessary. As part of its job to foster open communication, the Committee should meet at least annually with management, the director of the internal auditors and the independent auditors in separate executive sessions to discuss any matters that the Committee and/or any of these groups believe should be discussed privately.

IV.    Authority

In discharging its oversight role, the Committee is granted the authority to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties. The Committee, in its capacity as a committee of the Board, shall determine the appropriate funding that the Company shall provide for payments of: (a) compensation to any independent public accountant engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (b) compensation to any advisers employed by the Committee, as provided for above; and (c) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

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V.    Responsibilities and Duties

In performing its responsibilities and duties, the Committee will seek to provide an open avenue of communication among the independent auditors, management, the Board and the internal auditors. The Committee is intended to provide an independent and, as appropriate, confidential forum in which interested parties can freely discuss information and concerns about the Company’s financial reporting, disclosure controls and procedures and internal controls and procedures.

The Committee has direct responsibility for the appointment, compensation, retention and oversight of the work of any independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent auditors shall report directly to the Committee. The Committee shall have the sole power to: (a) approve all related-party transactions; (b) hire and fire the independent auditors, based on the Committee’s judgment of the independent auditor’s independence and effectiveness, as well as approve all fees and engagement terms; (c) resolve any disagreement between management and the independent auditors; (d) pre-approve all auditing services in accordance with applicable law or regulation; and (e) pre-approve all permissible non-audit services performed by the independent auditors in accordance with applicable law or regulation, subject to any de minimis exception that may be provided by applicable law or regulation. The Committee will not approve any of the “prohibited activities” identified in Section 10A(g) of the Exchange Act.

The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals of audit and permitted non-audit services. Any decision by such member or members to grant pre-approval shall be presented to the Committee at its next scheduled meeting.

To fulfill its responsibilities and duties the Committee shall:

Documents/Reports Review

•	Review and update this Charter periodically as conditions dictate, but in any event at least annually.

•	Discuss with the independent auditors, in accordance with the Exchange Act, prior to the filing of the independent auditors’ audit report, (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information permissible under Generally Accepted Accounting Principles that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditors; and (c) other material written communications between management and the independent auditors.

•	Review the effect of regulatory and accounting initiatives, as well as any off-balance sheet structures, on the financial statements of the Company.

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•	Discuss with the independent auditors their independence and the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as in effect from time to time.

•	Review and discuss with management and the independent auditors the Company’s annual audited financial statements to be included in the Company’s Annual Report on Form 10-K, prior to filing the Annual Report with the Commission, including disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operation,” and any reports or other financial information submitted to any governmental body, or the public, including any attestation, certification, report, opinion, or review rendered by the independent auditors. Based on (a) the Committee’s review and discussion of the Company’s annual audited financial statements with management and the independent auditors, (b) the Committee’s discussions with the independent auditors on their independence and the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as in effect from time to time, and (c) such other factors and circumstances as are determined appropriate by the Committee, the Committee will recommend to the Board whether the annual audited financial statements should be included in the Company’s Annual Report on Form 10-K.

•	Review the regular internal reports to management prepared by the internal auditors and management’s response.

•	Discuss with management and the independent auditors the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

•	Review and discuss with management and the independent auditors the Company’s quarterly financial results included in the Form 10-Q, including disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operation,” and the results of the independent auditors’ review of the quarterly financial statements.

•	Review disclosures made to the Committee by the Company’s chief executive officer and senior financial officers (namely, the chief financial officer, the principal accounting officer, the controller and any other employee performing similar functions, collectively, the “Senior Officers”) about (a) any significant deficiencies or weaknesses in the design or operation of the disclosure controls and procedures and internal controls and procedures, including any significant deficiencies and material weaknesses that could adversely affect the Company’s ability to record, process, summarize and timely report financial information as required by the Commission; (b) any fraud (whether or not material) involving management or other employees significantly involved with disclosure controls and procedures and internal controls and procedures; (c) whether or not there were significant changes in disclosure controls and procedures and internal controls and procedures or other factors that could significantly affect such controls; and (d) any action to fraudulently influence, coerce, manipulate or mislead the Company’s independent auditors for the purpose of rendering the Company’s financial statements materially misleading.

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•	Discuss with senior management the areas of financial risk that could have a material adverse effect on the Company’s results of operation or financial condition and the steps management has taken to monitor and control such risks, and the Company’s risk assessment and risk management guidelines and policies.

•	Report the Committee’s activities, including its conclusions with respect to the internal auditors and the independent auditors, to the Board at the Board’s meeting next following each Committee meeting so that the Board is kept fully informed of the Committee’s activities on a current basis.

Independent Auditors

•	Select, evaluate, appoint and, where appropriate, replace the Company’s independent auditors and determine the fees and other compensation to be paid to the independent auditors. On an annual basis, the Committee should review and discuss with the independent auditors all relationships the auditors have with the Company to determine the auditors’ independence.

•	Review with the independent auditors, in advance, the scope of the annual audit, including the scope of complementary internal audit activities.

•	Review and evaluate the lead partner of the independent auditors’ audit team.

•	Review with the independent auditors the results of the annual audit.

•	Review the performance of the independent auditors.

•	Periodically consult with the independent auditors out of the presence of management about internal controls and procedures and the fullness and accuracy of the Company’s financial statements.

•	Ensure the rotation of the lead partner, the concurring review partner, the client service partner, and other “line” partners directly involved in the performance of the audit for the Company, as required by applicable law or regulation.

•	Obtain and review on an annual basis a report from the independent auditors describing the independent auditor’s internal quality-control procedures and any material issues raised by the most recent internal quality-control review, or peer review of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues.

Financial Reporting Processes

•	In consultation with the independent auditors and the internal auditors, review the integrity of the Company’s financial reporting processes generally, both internal and external.

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•	Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

•	Consider and approve, if appropriate, major changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditors, management, or the internal auditor.

Process Improvements

•	Following completion of the annual audit, review separately with each of management, the independent auditors and the internal auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

•	Review any significant disagreement (even if adequately resolved) among management and the independent auditors or the internal auditors in connection with the preparation of the financial statements.

•	Conduct annually a self-assessment of its performance during the previous year. In addition, from time to time, the Board may conduct a similar assessment of the Committee. The purpose of these assessments is to increase the effectiveness of the Committee and its members. Compliance with the responsibilities listed in this Charter shall form the principle criteria for such assessments, as well as such other factors and circumstances as are determined appropriate by the Committee or the Board, as the case may be.

Ethical and Legal Compliance

•	As directed by the Board, assist in the establishment, review and periodic update of any codes of ethical conduct or similar policies in effect at the Company from time to time (collectively, the “Code”).

•	Review management’s monitoring of the Company’s compliance with the Code.

•	Review activities, organizational structure, and qualifications of the internal audit department.

•	Review, with the Company’s counsel, legal compliance matters including corporate securities trading policies.

•	Review, with the Company’s counsel, any legal matter that could have a significant impact on the Company’s financial statements.

•	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees or concerns regarding questionable accounting or auditing matters.

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Other

•	Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

VI.    Limitation on Committee’s Role

While the Committee has the responsibilities and duties set forth in this Charter, the Committee’s responsibilities and duties are of oversight in nature. The primary responsibility for the Company’s financial reporting, disclosure controls and procedures and internal controls and procedures rests with management, and the Company’s independent auditors are responsible for auditing the Company’s financial statements. It is the responsibility of management and the independent auditors to bring to the attention of the Committee any failures, irregularities or other problems respecting the Company’s financial reporting, disclosure controls and procedures and internal controls and procedures.

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ANNEX B

CALCASIEU REAL ESTATE & OIL CO., INC.

CODE OF ETHICS

At Calcasieu, we are committed to always doing the right thing. That is why we have an ethics and compliance program and why we publish this Code. The Code is specifically designed to be part of an effective program to prevent and detect violations of law as set forth in the Organizational Sentencing Guidelines of the U.S. Sentencing Commission. Before you review specific principles, you should have a general sense of Calcasieu’s basic principles reflected in this Code. These principles are:

1.	We will always be truthful.
2.	We will strictly adhere to the letter and spirit of all laws.
3.	We will be a good corporate citizen.
4.	We will be fair in all aspects of our business.
5.	If any employee has suspicions or knowledge of a violation of the Code, he should communicate with the Chairman of the Audit Committee.

ACCURACY OF RECORDS

We rely on our employees to maintain accurate books and records to efficiently manage our business. We expect our employees to adhere to the highest standards of honesty. At Calcasieu, we do not engage in inaccurate, false or misleading record keeping. Calcasieu’s funds or assets will be utilized solely for a lawful and proper purpose and no transfer or expenditure of such funds or assets will be undertaken unless the stated purpose is, in fact, the actual purpose, and the transfer or expenditure is authorized and within Calcasieu’s policy. No undisclosed or unrecorded fund or asset of Calcasieu shall be established for any purpose. No false or artificial entries shall be made in the books and records of Calcasieu for any reason, and no employee shall engage in any arrangement that results in such a prohibited act.

CONFLICTS OF INTEREST

A conflict of interest occurs when personal interests interfere with your ability to exercise your judgment objectively, or to do your job at Calcasieu in a way that is certain to be in the best interests of Calcasieu. Employees, consultants, agents and representatives must avoid actual or potential conflicts of interest.

This Code is applicable to directors, officers, and employees.

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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY

The undersigned hereby constitutes and appoints WILLIAM D. BLAKE and CHARLES D. VICCELLIO, or either of them acting in the absence of the other with power of substitution, the proxies of the undersigned to attend the annual meeting of stockholders of CalcasieuReal Estate & Oil Co., Inc. April 15, 2004, and any adjournment thereof, and to vote the shares of said corporation standing in the name of the undersigned.

1.	To set the number of directors at ten.

( ) For	( ) Against	( ) Abstain

2.	To elect directors.

FOR all nominees listed below ( )	WITHHOLD AUTHORITY ( )
(except a s marked to the contrary below)	to vote for all nominees listed below

INSTRUCTION; To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.

William D. Blake Troy A. Freund Arthur Hollins, III Charles D. Viccellio Laura A. Leach	Frank O. Pruitt B. James Reaves, III Mary W. Savoy Michael P Terranova Mary Leach Werner

3.	In their discretion, to vote upon such matters as may properly come before the meeting or any adjournment thereof.

This proxy will be voted as specified. IF NO SPECIFIC DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH HEREIN.

DATE:                                                                                                   SIGNATURE:

Please sign exactly as name appears on the certificate or certificates representing shares to be voted by this proxy. When signing as executor, administrator, attorney, trustee, or guardian, please give the full titles as such. If a corporation, please sign in full corporate name by president or other authorize officer. If a partnership, please sign in partnership name by authorized persons.